Consolidated Schedule of Investments (unaudited)	iShares® Commodity Curve Carry Strategy ETF
January 31, 2022	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper

Amcor Finance (USA) Inc., 0.17%, 02/08/22(a)	$1,000	$999,963
Bank of Nova Scotia, 0.07%, 02/28/22(a)	1,200	1,199,935
Barton Capital SA, 0.08%, 02/03/22(a)	550	549,996
BASF SE, 0.20%, 03/28/22(a)	1,000	999,690
Cancara Asset Securitization LLC, 0.18%, 02/23/22(a)	1,300	1,299,919
Duke Energy Corp.
0.19%, 02/17/22(a)	600	599,948
0.23%, 03/07/22(a)	400	399,910
Enbridge (US) Inc., 0.38%, 02/25/22(a)	1,000	999,733
Eversource Energy
0.13%, 02/08/22(a)	500	499,986
0.13%, 02/09/22(a)	500	499,984
Federation Des Caisses, 0.11%, 03/09/22(a)	1,400	1,399,843
LMA Americas LLC, 0.31%, 04/21/22(a)	400	399,757
Macquarie Bank Ltd.
0.08%, 02/08/22(a)	1,000	999,982
0.12%, 02/28/22(a)	300	299,973
Nationwide Building Soc, 0.11%, 02/22/22(a)	500	499,966
Nutrien Ltd., 0.31%, 03/16/22(a)(b)	1,025	1,024,608
Old Line Funding LLC, 0.20%, 03/28/22(a)	1,100	1,099,646
Santander UK PLC, 0.22%, 04/11/22(a)	1,000	999,566
Sherwin Williams Co., 0.18%, 02/08/22(a)	1,000	999,960
Skandinaviska Enskilda Banken AB, 0.14%, 04/04/22(a)	1,000	999,748
Spire Inc., 0.26%, 03/08/22(a)	1,000	999,736
Stanley Works, 0.23%, 03/25/22(a)	1,000	999,660
Swedbank AB, 0.14%, 04/04/22(a)	1,000	999,755
Union Electric Co., 0.23%, 02/22/22(a)	1,000	999,860
VW Credit Inc., 0.20%, 02/14/22(a)	1,000	999,921
Total Commercial Paper — 64.9%
(Cost: $21,770,676)		21,771,045
Security	Par/ Shares (000)	Value

U.S. Treasury Obligations
U.S. Treasury Bill
0.03%, 02/03/22	$305	$304,999
0.03%, 03/10/22	2,150	2,149,928

Total U.S. Treasury Obligations — 7.3%
(Cost: $2,454,912)		2,454,927

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	9,590	9,590,000

Total Money Market Funds — 28.6%
(Cost: $9,590,000)		9,590,000

Total Investments in Securities — 100.8%
(Cost: $33,815,588)		33,815,972

Other Assets, Less Liabilities — (0.8)%		(280,824)

Net Assets — 100.0%		$33,535,148

(a)	Rates are discount rates or a range of discount rates as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$7,190,000	$2,400,000	(a)	$—	$—	$—	$9,590,000	9,590	$—	$—

(a)	Represents net amount purchased (sold).

Consolidated Schedule of Investments (unaudited) (continued)	iShares® Commodity Curve Carry Strategy ETF
January 31, 2022

OTC Total Return Swaps

Paid by the Fund		Received by the Fund								Premiums	Unrealized
					Effective	Termination	Notional			Paid	Appreciation
Rate(a)	Frequency	Reference(b)	Frequency	Counterparty	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
		ICE BofA Commodity
	At	Enhanced Carry	At
0.06%	Termination	Total Return Index	Termination	Citibank N.A.	N/A	09/01/22	USD	10,289,357	$1,918,628	$(9,401)	$1,928,029
		ICE BofA Commodity
	At	Enhanced Carry	At	Merrill Lynch
0.06%	Termination	Total Return Index	Termination	International	N/A	09/01/22	USD	17,930,571	3,338,235	(21,612)	3,359,847
									$5,256,863	$(31,013)	$5,287,876

(a)	Represents 3-month Treasury Bill. Rate shown is the rate in effect as of period-end.

(b)	Please refer to the Reference Entity.

Reference Entity

The ICE BofA Commodity Enhanced Carry Total Return Index consists of futures contracts under each counterparty. The following table represents the individual long positions and related weighting of the future contracts underlying the ICE BofA Commodity Enhanced Carry Total Return Index as of January 31, 2022.

Futures contracts	Maturity date	Weight %
Brent Crude Oil	10/31/2022	26.9%
Corn	12/14/2022	12.6
Aluminum	12/20/2022	10.4
Gas Oil	12/12/2022	10.2
Soybean	11/14/2022	9.0
WTI Crude Oil	11/21/2022	7.0
Copper	12/20/2022	6.3
Wheat	12/14/2022	6.2
Sugar	02/28/2023	3.6
Zinc	12/20/2022	3.0
Nickel	12/20/2022	2.8
Cattle	06/30/2022	2.1

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

●	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

●	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

Consolidated Schedule of Investments (unaudited) (continued)	iShares® Commodity Curve Carry Strategy ETF
January 31, 2022

Fair Value Measurements (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Commercial Paper	$—	$21,771,045	$—	$21,771,045
U.S. Treasury Obligations	—	2,454,927	—	2,454,927
Money Market Funds	9,590,000	—	—	9,590,000
	$9,590,000	$24,225,972	$—	$33,815,972
Derivative financial instruments(a)
Assets
Swaps	$—	$5,287,876	$—	$5,287,876

(a) Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

Currency Abbreviations

USD                 United States Dollar

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